Exhibit 32.2

CERTIFICATION PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of FGX International Holdings Limited (the “Company”) for the three months ended March 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony Di Paola, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 8, 2008	/s/ ANTHONY DI PAOLA
Anthony Di Paola

	Title:	Executive Vice President and Chief Financial Officer
(principal financial officer and principal accounting officer)